SECURITIES AND EXCHANGE COMMISION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2004

Collegiate Funding Services, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	000-50846	04-3649118
(State or other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

100 Riverside Parkway
Suite 125
Fredericksburg, Virginia 22406
(Address of principal executive offices)

Registrant’s telephone number, including area of service (540) 374-1600

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Exhibit Description
99.1	Press release dated August 10, 2004

Item 12. Results of Operations and Financial Condition

On August 10, 2004, Collegiate Funding Services, Inc. issued a press release with respect to its earnings for the fiscal quarter and year-to-date ended June 30, 2004, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

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Signature

Pursuant to the requirements of the Securities Exchange Act of l934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLLEGIATE FUNDING SERVICES, INC. (Registrant)

Date: August 10, 2004	By:	/s/ Kevin A. Landgraver

		Name:	Kevin A. Landgraver
		Title:	Chief Financial Officer and
Executive Vice President

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated August 10, 2004